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EXHIBIT 32.1

                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS
                           OF CHIEF EXECUTIVE OFFICER

In connection with this quarterly report on Form 10-Q of Thor Industries, Inc. for the period ended January 31, 2004, I, Wade F. B. Thompson, Chairman of the Board, President and Chief Executive Officer of Thor Industries, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. this Form 10-Q for the period ended January 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in this Form 10-Q for the period ended January 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of Thor Industries, Inc.

Date: March 8, 2004                     /s/ Wade F. B. Thompson
                                            ------------------------------------
                                            Wade F. B. Thompson
                                            Chairman, President and Chief
                                            Executive Officer (principal
                                            executive officer)

EXHIBIT 32.2

                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS
                           OF CHIEF FINANCIAL OFFICER

In connection with this quarterly report on Form 10-Q of Thor Industries, Inc. for the period ended January 31, 2004, I, Walter L. Bennett, Chief Financial Officer of Thor Industries, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. this Form 10-Q for the period ended January 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in this Form 10-Q for the period ended January 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of Thor Industries, Inc.

Date: March 8, 2004                     /s/ Walter L. Bennett
                                            ------------------------------------
                                            Walter L. Bennett
                                            Executive Vice President,
                                            Secretary and Chief Financial
                                            Officer (principal financial and
                                            accounting officer)